UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 18, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, the Board of Directors (the “Board”) of SemGroup Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of SemGroup Energy Partners, L.P. (the “Partnership”), approved an amendment to the General Partner’s Long-Term Incentive Plan (the “LTIP”) to, among other things, allow for awards under the LTIP to consist of subordinated units of the Partnership.  The foregoing description of the amendment to the LTIP is qualified in its entirety by reference to the full text of that amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

On December 23, 2008, the Board awarded 3,333 restricted common units and 1,667 restricted subordinated units under the Plan to Mr. Duke Ligon in connection with Mr. Ligon’s recent appointment to the Board.  The forms of restricted common unit agreement and restricted subordinated unit agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

On December 18, 2008, the Compensation Committee of the Board awarded the following cash bonus awards to the General Partner’s named executive officers: Kevin Foxx - $365,000; Michael Brochetti - $245,000; Alex Stallings - $225,000; Pete Schwiering - $120,000; and Jerry Parsons - $215,000.  In awarding these cash bonuses, the Compensation Committee considered, among other factors, the role and responsibility of each officer with the General Partner, the change in each officer’s responsibility after SemGroup, L.P. and certain of its affiliates made bankruptcy filings in July 2008 (the “Bankruptcy Filings”), the difficult operational and working environment caused by the Bankruptcy Filings, each officer’s past compensation, perceived contribution of each officer to the General Partner and the Partnership generally, target EBITDA during the third and fourth quarters of 2008; actual and projected results for the third and fourth quarters of 2008, and each officer’s efforts in building the Partnership’s third-party business after July 2008 as a substantial majority of the Partnership’s business was derived from services provided to SemGroup, L.P. and its affiliates prior to the Bankruptcy Filings in July 2008.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amendment to the SemGroup Energy Partners G.P., L.L.C. Long Term Incentive Plan.
10.2	—	Form of Director Restricted Common Unit Agreement.
10.3	—	Form of Director Restricted Subordinated Unit Agreement.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  December 23, 2008                                                                           By: /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amendment to the SemGroup Energy Partners G.P., L.L.C. Long Term Incentive Plan.
10.2	—	Form of Director Restricted Common Unit Agreement.
10.3	—	Form of Director Restricted Subordinated Unit Agreement.